John Hancock Funds II (the Trust)
Supplement dated September 17, 2020 to the current Class NAV and Class 1 Shares prospectuses, as may be supplemented

Real Estate Securities Fund (the fund)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current prospectuses.

At its meeting held on September 15 – 17, 2020, the Trust’s Board of Trustees (Board) approved the appointment of Wellington Management Company LLP (Wellington Management) to replace DWS Investment Management Americas, Inc. (DWS) as subadvisor to the fund effective on or about the close of business on November 16, 2020 (the Effective Date). The Board also approved changes to the principal investment strategies, primary benchmark, a reduction in the fund’s management fee schedule, and additional changes described below, each effective as of the Effective Date.

In connection with the changes described above, the prospectus is hereby amended as of the Effective Date as follows:

1.	All references to DWS are deleted and replaced with Wellington Management as the subadvisor.

2.	The disclosure as it relates to the fund under “Principal investment strategies” in the “Fund summary” section of each prospectus, and the disclosure as it relates to the fund under “Additional information about the funds” in the Class NAV prospectus and “Additional information about the funds’ principal investment policies (including each fund of funds)” in the Class 1 prospectus, will be amended and restated in its entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

A company is considered to be a real estate company if the Global Industry Classification Standards (or some other common industry accepted sector or industry classification schema) includes the company within its Real Estate sector or Hotels, Restaurants & Leisure Industry or Homebuilding sub-industry.

The manager looks for real estate securities it believes will provide superior returns to the fund, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

Our approach to real estate investing is based on a bottom-up analysis of factors affecting individual securities, combined with a top-down analysis of the real estate market. We believe that property markets overly discount and extrapolate short-term events and that a research-intensive and long-term focus are the keys to sustainable alpha generation. By focusing on multiple valuation metrics and leveraging our analytical resources at both the team and firm level, we are able to identify short-term dislocations between stock prices and fundamentals, and ultimately invest in what we believe are long-term winners at below market valuations. Our bottom-up research coupled with top-down trends in the property markets allow us to effectively capture inflection points and own companies with dominant and improving market positions before their true value is recognized by the broader investment community.

A REIT invests primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

The fund may realize some short-term gains or losses if the manager chooses to sell a security because it believes that one or more of the following is true:

•	A security is not fulfilling its investment purpose;
•	A security has reached its optimum valuation; or
•	A particular company or general economic conditions have changed.

Based on its recent practices, the manager expects that the fund’s assets will be invested primarily in equity REITs. In changing market conditions, the fund may invest in other types of REITs.

When the manager believes that it is prudent, the fund may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the fund’s cash assets remain liquid while performing more like stocks.)

The fund may invest up to 10% of its total assets in securities of foreign real estate companies.

The fund is a non-diversified fund, which means that it may invest in a smaller number of issuers than a diversified fund and may invest more of its assets in the securities of a single issuer. The fund concentrates its investments in securities of issuers in the real estate industry.

3.	In addition to the above, the disclosure as it relates to the fund under “Additional information about the funds” in the Class NAV prospectus and “Additional information about the funds’ principal investment policies (including each fund of funds)” in the Class 1 prospectus, will be amended to add the following as the 2nd, 15th and 16th paragraphs, respectively:

The Board of Trustees can change the fund’s strategy without shareholder approval. The fund will provide 60 days’ written notice to shareholders prior to a change in its 80% investment strategy.

The fund may invest in cash or money market instruments for the purpose of meeting redemption requests or making other anticipated cash payments.

4.	As of the Effective Date, the following disclosure will be added following the first paragraph under the heading “Past Performance” in the “Fund summary” section:

Prior to November 16, 2020, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Wellington Management Company LLP (“Wellington Management”). The fund’s performance shown below might have differed materially had Wellington Management managed the fund prior to November 16, 2020.

As of the Effective Date, in connection with the fund’s revised principal investment strategies, the fund’s benchmark will change from the MSCI US REIT Index to the Dow Jones US Select REIT Index to better reflect the universe of investment opportunities based on the fund’s revised principal investment strategies.

5.	In the “Fund summary” section, the information under the heading “Portfolio management” is revised and restated in its entirety as follows:

Bradford D. Stoesser

Senior Managing Director and Equity Portfolio Manager

Managed the fund since 2020

6.	In addition, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

Fund	APR	Advisory Fee Breakpoint
Real Estate Securities Fund	0.700%	— First $1.5 billion of aggregate net assets*
	0.680%	— Excess over $1.5 billion of aggregate net assets*†

* Aggregate net assets include the net assets of JHVIT Real Estate Securities Trust.

† The fee schedule above became effective November 16, 2020.

7.	The following information is being added to the portfolio manager information for the fund in the section entitled “Subadvisory Arrangements and Management Biographies,” under the section titled “Wellington Management Company LLP (“Wellington Management”).”

Fund	Portfolio Managers
Real Estate Securities Fund	Bradford D. Stoesser

Bradford D. Stoesser

▪	Senior Managing Director and Equity Portfolio Manager of Wellington Management
▪	Joined the firm as an investment professional in 2005
▪	Managed the fund since 2020

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Funds II (the Trust)

Supplement dated September 17, 2020 to the current Statement of Additional Information (the SAI), as may be supplemented

Real Estate Securities Fund (the fund)

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current SAI.

At its meeting held on September 15 – 17, 2020, the Trust’s Board of Trustees (Board) approved the appointment of Wellington Management Company LLP (Wellington Management) to replace DWS Investment Management Americas, Inc. (DWS) as subadvisor to the fund effective on or about the close of business on November 16, 2020 (the Effective Date).

In connection with the appointment of Wellington Management as subadvisor to the fund along with other related changes, the SAI is hereby amended as of the Effective Date as follows:

1.	All references to DWS are deleted and replaced with Wellington Management as the subadvisor.

You should read this supplement in conjunction with the SAI and retain it for future reference.